Transactions with Affiliates Level 1 (Notes)	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Parent Company Transactions (Successor Company)
As of December 31, 2019 and 2018, the Company had no direct employees as we are managed by TLI, the Company's parent, pursuant to an Intercompany Services and Cost Allocation Agreement effective as of June 1, 2018 (the “Management Agreement”) between the Company, TLI and other Company affiliates. Pursuant to the Management Agreement, the parties provide a variety of operating services to each other to conduct their day to day business, including employee compensation and management services. Expenses incurred by TLI in providing these services are reimbursed by the Company based on TLI’s actual cost incurred.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.
Parent Company Transactions (Predecessor Company)
Prior to the sale of the Company, substantially all general insurance expenses related to the Company are initially paid by The Hartford. Expenses were allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.
Reinsurance Ceded to Affiliates (Predecessor Company)
The Company maintained a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA") whereby the Company ceded both group life and group accident and health risk business. Under this agreement, the Company ceded group life premiums of $9 and $27 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and the year ended December 31, 2017 (Predecessor Company), respectively. The Company also ceded accident and health premiums of $25 and $70 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and the year ended December 31, 2017 (Predecessor Company), respectively.